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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 1, 1998
                        (Date of earliest event reported)



                            ATLANTIC FINANCIAL CORP.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       0-21285                 54-1809409
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

        7171 George Washington Mem. Hwy.
              Gloucester, Virginia                      23061
    (Address of Principal Executive Offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 693-0628


                     Mid-Atlantic Community BankGroup, Inc.
          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.      Acquisition or Disposition of Assets.

         On December 1, 1998, Atlantic Financial Corp., formerly known as Mid-Atlantic Community BankGroup, Inc. (the "Company"), and United Community Bankshares, Inc. ("UCB") consummated the merger of UCB with and into the Company (the "Merger") pursuant to an Agreement and Plan of Reorganization, dated as of July 8, 1998, between the Company and UCB and a related Plan of Merger. Pursuant to the Merger, each outstanding share of UCB's common stock, par value $1.00 per share ("UCB Common Stock"), other than shares as to which dissenters' rights have been duly exercised, was converted into 1.075 shares of the Company's common stock, par value $5.00 per share ("Company Common Stock"), and cash in lieu of fractional shares. In addition, all rights to acquire UCB Common Stock pursuant to stock options granted by UCB under UCB's stock option plans were converted into options for Company Common Stock.

         As a result of the Merger, The Bank of Franklin and The Bank of Sussex and Surry, the former subsidiaries of UCB, became wholly owned subsidiaries of the Company. In addition, in connection with the Merger, the Company changed its name from "Mid-Atlantic Community BankGroup, Inc." to "Atlantic Financial Corp." effective as of December 1, 1998.

         For a more detailed description of the Merger, see the Joint Proxy Statement/ Prospectus filed by the Company with the Commission on October 19, 1998 pursuant to Rule 424 (b)(3) under the Securities Act of 1933, as amended, which is incorporated herein by reference. The Joint Proxy Statement/ Prospectus was filed as part of the Company's Registration Statement on Form S-4 (File No. 333-62997), dated September 4, 1998.

         Effective December 1, 1998, shares of Company Common Stock began trading on the Nasdaq SmallCap Market ("Nasdaq") under the symbol "AFIC." Prior to that date, shares of Company Common Stock traded on Nasdaq under the symbol "MABG."


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)    Financial Statements of Businesses Acquired.

             The financial statements of UCB required to be included in this report are not included herein pursuant to Item 7(a)(4) and will be filed as soon as possible.

      (b)    Pro Forma Financial Information.

             The pro forma financial information required to be included in this report is not included herein pursuant to Item 7(b)(2) and will be filed as soon as possible.

      (c)    Exhibits.

             Exhibit No.               Description

             2.1 Agreement and Plan of Reorganization between Mid-Atlantic Community BankGroup, Inc. and United Community Bankshares, Inc., dated as of July 8, 1998, filed as Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-62997), dated September 4, 1998, incorporated herein by reference.




                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATLANTIC FINANCIAL CORP.



Dated:  December 15, 1998                 By: /s/ Kenneth E. Smith
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                                              Kenneth E. Smith
                                              Executive Vice President
                                                and Chief Financial Officer



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                                INDEX TO EXHIBITS


No.                        Description

2.1 Agreement and Plan of Reorganization between Mid-Atlantic Community BankGroup, Inc. and United Community Bankshares, Inc., dated as of July 8, 1998, filed as Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-62997), dated September 4, 1998, incorporated herein by reference.